UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014 (July 17, 2014)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC	27607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2014, BioDelivery Sciences International, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). As previously announced, at the Annual Meeting, the term of William S. Poole, a current director of the Company, expired due to his retirement from the Board in good standing. Such retirement was effective as of the conclusion of the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 17, 2014, the Company held its Annual Meeting. The number of shares of common stock entitled to vote at the Annual Meeting was 48,450,277. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 42,198,593. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominee was elected.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect William B. Stone as a Class III director to serve for a three-year term that expires at the 2017 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

Nominee	Shares Voted For	Shares Abstaining	Broker Non-Votes
William B. Stone	31,364,463	1,052,336	9,781,794

Proposal 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Cherry Bekaert LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2014.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
42,146,231	20,279	32,083	—

Proposal 3: To approve an amendment to the Company’s 2011 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 2,000,000 shares from 6,800,000 to 8,800,000 (the “Plan Amendment”). A summary of the Plan Amendment was included as part of Proposal No. 3 contained on pages 38-39 of the Company’s proxy statement on Schedule 14A for its 2014 Annual Meeting, as filed with the Securities and Exchange Commission on June 10, 2014. The information regarding the Plan Amendment contained herein is qualified in its entirety by reference to the actual terms of the Plan Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
31,552,834	831,811	32,154	9,781,794

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to BioDelivery Sciences International, Inc. 2011 Equity Incentive Plan

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K of the Company may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 18, 2014	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Ernest R. De Paolantonio
		Name:	Ernest R. De Paolantonio
		Title:	Chief Financial Officer and Secretary